SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

AZZAD FUNDS

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October 13, 2002

Dear Shareholder:

Your Board of Trustees is recommending that you vote in favor of the following two proposals:

1.

Changing the investment strategy, objective, and name for the Azzad/Dow Jones Ethical Market Fund (the “Fund”) and

2.

Authorizing the Fund’s investment advisor (“Azzad”) to change the Fund’s investment strategy and objective without the approval of a majority of the Fund’s outstanding shares provided that Shareholders receive a 30 day written notice of such change.

The Fund currently seeks to provide investors with annualized returns that, after expenses, match or exceed the performance of the U.S. component stocks of the IMXL (the Dow Jones Islamic Market Extra Liquid Index). The Fund strives to achieve this objective by investing 75% of its assets in the U.S. component stocks of the IMXL and enhancing its performance by investing 25% of its assets in the top 10 U.S. component securities of the IMXL that have the highest current dividend yield. The Fund’s investment management approach is largely passive. In addition, the Fund’s portfolio does not change based on economic, financial or market analysis.

The Board of Trustees recommends changing the Fund’s investment strategy from a passively managed enhanced index fund composed of the U.S. components of the IMXL to an actively managed mid-cap fund composed of companies that have passed Azzad’s ethical screens. The Fund’s name would be changed from Azzad/Dow Jones Ethical Market Fund (ADJEX) to Azzad Ethical Mid Cap Fund (AEMC). Its present sub advisor, Wright Investors’ Services, Inc., would actively manage the Fund and the S&P 400 would be the Fund’s new benchmark.

The Board of Trustees also recommends authorizing the Fund’s investment advisor (“Azzad”) to make changes to the Fund’s investment strategy and objective as it determines to be in the best interests of shareholders. Azzad expects such changes to occur rarely. Nonetheless by having such authority, the advisor will be better able to make investment decisions that it feels are in the best interests of shareholders. Presently, according to the Fund’s prospectus, the Fund’s investment strategy and objective are a fundamental policy of the Fund and cannot be changed without the approval of a majority of the Fund’s outstanding shares.

A special meeting of Fund shareholders is being held on Tuesday, December 16, 2003 to consider the proposal. If you owned Fund shares at the close of business on October 31, 2003, you are entitled to vote at the meeting. The Fund’s Board of Trustees unanimously recommends that you approve these proposals.

Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage-paid envelope or fax it to us at (703) 207-7005. If you have additional questions regarding this proposal, please contact Azzad Asset Management, Inc. at 3130 Fairview Park Drive, Suite 130 Falls Church, VA 22042 by mail or by calling (866) 862-9923.

Very truly yours,

Bashar Qasem,

Chairman

The Azzad Funds

AZZAD/Dow Jones Ethical Market Fund

(A SERIES OF AZZAD FUNDS)

3130 Fairview Park, Suite 130

Falls Church, Virginia 22042

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

December 16, 2003

TO THE SHAREHOLDERS:

A special meeting of shareholders of Azzad/Dow Jones Ethical Market Fund (“Fund”), a series of Azzad Funds (“Trust”), will be held on December 16, 2003 at 10:00 a.m., Eastern Time, at 3130 Fairview Park Drive, Suite 130, Falls Church, Virginia, 22042, for the following purposes:

(1)

To approve a new investment strategy and objective for the Fund; and

(2)

To authorize Azzad to make changes to the Fund’s investment strategy and objectives without the approval of a majority of the Fund’s outstanding shares on condition that Shareholders receive a 30 day written notice prior to the change;

(3)

To transact such other business as may properly come before the meeting or any adjournment thereof.

You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on October 31, 2003.  If you attend the meeting, you may vote your shares in person.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE OR FAX IT TO: 703-207-7009

In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing or faxing your proxy card promptly.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

By order of the Board of Trustees,

Bashar Qasem

CHAIRMAN

AZZAD/DOW JONES ETHICAL MARKET FUND

A SERIES OF AZZAD FUNDS

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

 TO BE HELD ON

 December 16, 2003

INTRODUCTION

This Proxy Statement is furnished to the shareholders of Azzad/Dow Jones Ethical Market Fund, a series of Azzad Funds (“Trust”), in connection with the Board of Trustees’ solicitation of proxies to be used at the Special Meeting of the Shareholders of the Fund to be held on December 16, 2003 at 10:00 a.m. Eastern Time, at Azzad Asset Management, Inc., 3130 Fairview Park Drive, Suite 130, Falls Church, VA, 22042, or any adjournment or adjournments thereof.  This Proxy Statement and related proxy card will first be mailed to shareholders on or about November 1, 2003.

The shareholders of the Fund are being asked to consider the approval of a new investment strategy, objective and name for the Fund.  The Fund’s name would be changed to Azzad Ethical Mid Cap Fund. The Fund’s investment strategy would consist of active investment in mid-cap stocks (a blend of growth and value stocks) that have passed Azzad’s ethical screening criteria as specified in the Fund’s prospectus. Mid-cap stocks are companies that have outgrown their infancy and may be on their way to achieving blue-chip status. Historically, mid-cap stocks have outperformed large-cap stocks and have demonstrated less volatility than small-cap stocks.1

 Past Performance does not guarantee future results. Medium sized company stocks may be more volatile and less liquid than large company stocks. A Fund that invests in midsize companies increases the risk of greater price fluctuations. As with any mutual fund, there can be no guarantee that the investment objective of the Fund will be achieved.

 The Fund would seek to match or exceed the annualized performance (after expenses) of the S&P 400, an index that measures the stock performance of 400 Mid-sized U.S. companies.

The board believes that by changing the investment strategy of the Azzad/Dow Jones Ethical Market Fund from primarily large-cap stocks to mid-cap stocks, the Fund’s portfolio may provide better diversification and more effective asset allocation for Azzad Funds’ ethical investors. The Azzad Funds already include a Fund that invests roughly 75% of its assets in large-cap stocks called the Azzad Ethical Income Fund. The proposed investment strategy would allow Azzad’s ethical investors, if they so desire, the opportunity to allocate assets in a portfolio of ethical compliant stocks with different market weightings than the Azzad Ethical Income Fund.

The Fund’s investment strategy and objective is a fundamental policy and cannot be changed without the approval of a majority of the Fund’s outstanding shares.  Accordingly, the Trustees are requesting that shareholders approve the new proposed investment objective, strategy and name for the Fund.

The board is also recommending that Shareholders authorize Azzad to change the Fund’s investment strategy and objectives, in the future and only when it feels is in the best interests of shareholders, without the prior consent of a majority of the Fund’s outstanding shares. Currently, to change the Fund’s investment strategy, Azzad must file a proxy. The board feels that this can be a long and costly process that can be avoided. Shareholders will be provided 30 days written notice of the change prior to its activation.

PROPOSAL 1:

APPROVAL OF A NEW INVESTMENT STRATEGY, OBJECTIVE, NAME FOR THE AZZAD/DOW JONES ETHICAL MARKET FUND

Background

The Fund’s present investment objective and strategy as outlined in its prospectus is:

To provide investors with annual returns that, after expenses, match or exceed the annualized performance of the U.S. component stocks of the Dow Jones Islamic Market Extra Liquid Index. The Fund seeks to achieve this objective by investing 75% of its assets in the U.S. component stocks of the IMXL. It seeks to enhance its performance by investing up to 25% of the Fund’s assets in the top 10 U.S. component securities of the IMXL with the highest current dividend yield.

The Fund is presently called the Azzad/Dow Jones Ethical Market Fund with symbol ADJEX.

Proposed New Investment Strategy and Objective

Proposed Investment Objective:

The Fund’s primary investment objective is to provide investors with annual returns that, after expenses, match or exceed the annualized performance of the Standard & Poor’s Midcap 400 Index. However, the Fund will only consider common stocks considered to be in compliance with Azzad’s ethical screens.

Proposed Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing substantially all of its net assets in the component stocks of the Standard & Poor’s Midcap 400 Index. The Fund is principally invested in mid-capitalization companies but may include small-capitalization companies as well, provided that these companies are included in the Standard & Poor’s Midcap 400 Index.

The Fund’s name would be subsequently changed to the Azzad Ethical Mid Cap Fund.

PROPOSAL 2:

APPROVAL OF AUTHORIZING AZZAD TO CHANGE THE FUND’S INVESTMENT STRATEGY AND OBJECTIVE WITHOUT PRIOR CONSENT OF A MAJORITY OF OUTSTANDING SHARES

Background

The Fund’s current prospectus states that the Fund’s investment strategy and objective is a fundamental policy and cannot be changed without the approval of a majority of the Fund’s outstanding shares.

Proposed Change in authority

The Fund’s prospectus would be changed to authorize Azzad to change the Fund’s strategy and objective without prior consent as stated above but with 30 days written notice to shareholders.

 EVALUATION BY THE BOARD OF TRUSTEES

At a meeting of the Board of Trustees held on October 18, 2003, the board reviewed material provided by the Adviser including a description of the proposed investment strategy and objectives. In considering adoption of the new investment strategy and objective, the Board of Trustees considered, among other things, the following factors:  (1) Performance of the S&P 400 in comparison with the Dow Jones Industrial Average; (2) Asset allocation opportunities for Azzad investors and top ten holdings in the Azzad/Dow Jones Ethical Market Fund and Azzad Ethical Income Fund. In considering adoption of the second proposal the board considered the following factors: (1) comparison of the requirement with other mutual funds.

The board reviewed financial data comparing the long-term performance of the S&P 400 with the performance of the Dow Jones Industrial Average. Long term performance of mid cap stocks as reflected in the S&P 400 reveals that mid cap stocks, although relatively more riskier than large cap stocks, have historically outperformed large cap stocks. The board also compared the top ten holdings of the Azzad/Dow Jones Ethical Market Fund, composed primarily of large cap companies, with the top ten holdings of the Azzad Ethical Income Fund, also composed primarily of large cap stocks (but with some mid cap and small cap stocks). The board found that there was significant overlap in the top ten holdings purchased for the funds. Seven out of ten of the funds’ top ten holdings (as of September 2003) are in the same large cap companies. This does not provide Azzad investors with investment vehicles that provide effective asset allocation. The board concluded that by changing the investment strategy and objective of the Azzad/Dow Jones Ethical Market Fund, Azzad investors might have more asset allocation options that may help them to reduce their risk and potentially increase long-term returns.

In evaluating proposal 2, the board reviewed prospectuses from other mutual funds including their policies on changing their respective fund’s investment strategy. The board found that a majority of mutual funds customarily reserve the right to change a fund’s investment strategy without the approval of shareholders but with anywhere between 14 and 30 day written notice.

The Board of Trustees of the Fund, including the Independent Trustees, unanimously recommends that shareholders vote for approval of the New Investment Strategy and Objective. The Board also unanimously recommends that shareholders vote for approval of granting Azzad authority to change the Fund’s investment strategy and objectives.

VOTING SECURITIES AND VOTING

The close of business on October 31, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting (“Record Date”).  On that date, the Fund had _________ shares of common stock outstanding and entitled to vote.  Each share of the Fund is entitled to one vote at the Meeting, and fractional shares are entitled to proportionate fractions of one vote.  The proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the Investment Company Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a)  67% or more of the voting securities of the Fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

The holders of thirty percent of the voting power of the shares of beneficial interest of the Trust entitled to vote at a meeting constitute a quorum for the transaction of business at the Meeting.  In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy even though less than a quorum is present at the Meeting.  The persons named as proxies will vote those proxies which they are entitled to vote “FOR” any such proposal in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” any such proposal against such adjournment.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact.  If you give no voting instructions (and your shares are not held in street name), your shares will be voted “FOR” the proposals and “FOR” or “AGAINST” any other business that may properly arise at the meeting, in the proxies’ discretion.  You may revoke any proxy by giving another proxy or by letter or telegram revoking the initial proxy.  To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number.  In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Trustees and executive officers of the Fund, individually, and as a group, owned the following shares of the Fund:

TRUSTEE’S/EXECUTIVE OFFICER’S NAME/ADDRESS:	NUMBER OF SHARES BENEFICIALLY OWNED:	PERCENT OF OUTSTANDING SHARES BENEFICIALLY OWNED:

Qamaruddin Ali Yar Khan

19 West Fullerton Avenue

Glendale Heights, IL 60139

Syed Shamshad Hussain

1046 Longford Road

Bartlett, IL 60103

Syed K. Raheemullah

25 W. 181 Salem

Naperville, IL 60540

Bashar Qasem

3130 Fairview Park Drive

Suite 130

Falls Church, VA 22402

Mohammad Abdul-Aleem

5845 Doverwood Drive, #107

Culver City, CA 90230

Year of Birth: 1958

	_______ Shares _______ Shares _______ Shares _______ Shares _______ Shares	__% __% __% __% __%
TOTAL SHARES HELD BY TRUSTEES AND EXECUTIVE OFFICERS:	_______ Shares	__%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Except as set forth below, the Fund does not know of any person, as of the Record Date, who owns beneficially more than 5% of the Fund’s outstanding shares.

SHAREHOLDER’S NAME/ADDRESS:	NUMBER OF OUTSTANDING SHARES OWNED:	PERCENT OF OUTSTANDING SHARES BENEFICIALLY OWNED:
SARAH MOHAMMED FARLOW, TRUSTEE FBO KATIE ANN ABEYTA 3245 EARHART STREET SALEM OR 97302	_______ Shares	____%
MAHMOOD H. SHAH 6113 MUNSON HILL ROAD FALLS CHURCH VA 22044	_______ Shares	____%
DR. ABULHASAN U. ANSARI, M.D.P.C. ABULHASAN U. ANSARI 8926 WOODYARD ROAD, SUITE 101 CLINTON MD 20735-
UNION BANK OF CALIFORNIA NA C/F ESAM SALEM OMEISH SEP IRA 5504 SEMINARY RD. ALEXANDRIA VA 22311-	_______ Shares	____%

PROXY COST AND DELIVERY

The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of the Adviser.

OPERATION OF THE FUND

The Fund is a non diversified series of Azzad Funds (“Trust”), an open-end management investment company organized as a Massachusetts business trust on December 16, 1996.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Trust retains various organizations to perform specialized services.  As described above, the Fund currently retains Azzad Asset Management, Inc., 3130 Fairview Park Drive, Suite 130, Falls Church, Virginia, 22042, as the adviser and Wright Investors’ Services, Inc. as the sub-adviser.  The Fund retains Mutual Shareholder Services, LLC, 8869 Brecksville Rd, Suite C Brecksville, OH 44141, to act as the Fund’s transfer agent and fund accountant.  The Fund retains Lloyd, Scott & Valenti, Ltd., 7701 N. Lamar Blvd., Suite 408 Austin, TX 78752 to act as the principal distributor of the Fund’s shares.

PROXY

AZZAD/Dow Jones Ethical Market Fund

(A SERIES OF AZZAD FUNDS)

SPECIAL MEETING OF SHAREHOLDERS December 16, 2003

This Proxy is being solicited on behalf of the Board of Trustees of Azzad/Dow Jones Ethical Market Fund (“Fund”), a series of Azzad Funds (“Trust”).  The proxy may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.  The undersigned hereby appoints as proxies Bashar Qasem and Muhammad Abdurrahman and each of them (with power of substitution) to vote for the undersigned all shares of the undersigned in the Fund at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present.  The shares represented by this proxy will be voted as instructed.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSALS BELOW.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND.

YOUR VOTE IS IMPORTANT.  Please date and sign this proxy on the reverse side and return it promptly in the enclosed envelope to Azzad Asset Management, Inc. 3130 Fairview Park Drive, Suite 130 Falls Church, VA 22042 or call (866) 862-9923.  To vote by facsimile, please send your signed and dated proxy card to (703) 207-7009.  If you vote by facsimile, there is no need to return your proxy card by mail.

PLEASE INDICATE YOUR VOTE BY AN “X” IN THE APPROPRIATE BOX BELOW.

1.

Proposal 1:  To approve a new investment strategy, objective, and name for the Azzad/Dow Jones Ethical Market Fund.

      |_|  FOR                |_|  AGAINST                  |_|  ABSTAIN

2.

Proposal 2:  To authorize Azzad to change the Fund’s investment strategy and objectives when it feels is in the best interests of shareholders without the prior approval of shareholders (as presently stated in the prospectus) and after a 30 day written notice.

      |_|  FOR                |_|  AGAINST                  |_|  ABSTAIN

                       __________________________

PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE or FAX IT TO (703) 207-7009.

This proxy will not be valid unless it is dated and signed exactly as instructed below.  If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card.  If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:  “ABC Corp., John Doe, Treasurer.”

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                              Signature

Date

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                              Signature (if held jointly)

           PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense of validating your vote if you fail to sign your proxy card properly.

         1.  INDIVIDUAL ACCOUNTS:  Sign your name exactly as it appears on the proxy card.

         2.  JOINT ACCOUNTS:  Either party may sign.  The name of the party signing should conform exactly to the name shown on the proxy card.

         3.  ALL OTHER ACCOUNTS:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the account.  For example:

ACCOUNT NAME                     VALID SIGNATURE

Corporate Accounts

(1)

ABC Corp................................... ABC Corp. John Doe, Treasurer

(2)

ABC Corp................................... John Doe, Treasurer

(3)

ABC Corp. c/o John Doe, Treasurer.......... John Doe

(4)

ABC Corp. Profit Sharing Plan.............. John Doe, Trustee

Partnership Accounts

(1)

The XYZ Partnership........................ Jane B. Smith, Partner

(2)

Smith and Jones, Limited Partnership....... Jane B. Smith,

General Partner Trust Accounts

(1)

ABC Trust Account.......................... Jane B. Doe, Trustee

(2)

Jane B. Doe, Trustee u/t/d 12/18/78........ Jane B. Doe

Custodial or Estate Accounts

(1)

John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA................ John B. Smith

(2)

Estate of John B. Smith.................... John B. Smith, Jr., Executor

Footnotes